Indexperts Gorilla Aggressive Growth ETF
(Ticker: RILA)

SUMMARY PROSPECTUS

August 17, 2026

Before you invest, you may want to review the Indexperts Gorilla Aggressive Growth ETF’s (the “Fund”) Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at https://etfpages.com/RILA. You can also get this information at no cost by calling 1-800-773-3863 or by sending an e-mail request to info@ncfunds.com. The Fund’s Prospectus and Statement of Additional Information are incorporated by reference into this Summary Prospectus.

Investment Objective

The Indexperts Gorilla Aggressive Growth ETF (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). Investors purchasing or selling Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker. These costs are not included in the fee table or expense example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.50%

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell (or you hold) all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$51	$160	$280	$628

Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or the Example, affect the Fund’s performance. For the fiscal year ended October 31, 2025, the portfolio turnover rate was 24.72%.

Principal Investment Strategies

As an actively managed exchange-traded fund (“ETF”), the Fund will not seek to replicate the performance of an index. Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in common stocks of companies the Fund’s investment advisor, Indexperts, LLC (the “Advisor”), believes have growth potential. These securities may be of any market capitalization.

The Fund will generally invest in a group of domestic equity securities selected from a blend of components in two proprietary indices; targeting 65% from the Indexperts All Cap Aggressive Growth Index and 35% from the Indexperts Large Cap Core Growth Index. The Advisor may adjust the target allocation, sector allocation, style exposure, and/or specific securities based on market conditions at its discretion.

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Each index, described below, is constructed by the Advisor pursuant to a rules-based methodology derived exclusively from publicly available information, consisting principally of (i) financial statement data each issuer has filed with the Securities and Exchange Commission, (ii) price, trading volume, and market capitalization data published by securities exchanges and market data vendors, and (iii) forward-looking earnings, revenue, and growth estimates published by third-party financial analysts. The Advisor does not use non-public information to construct the indices. Certain information, such as the precise definition of each variable, the relative weighting assigned to each variable within a composite score, the normalization and scaling procedures applied to the underlying data, and the portfolio construction algorithm used to maximize the aggregate composite score, are proprietary to the Advisor and not disclosed.

The Indexperts All Cap Aggressive Growth Index determines its constituent securities by starting from a universe of 3000 large-, mid-, and small-cap stocks that satisfy a liquidity requirement measuring average daily trading volume as a percentage of float-adjusted market capitalization, which is intended to identify actively traded securities. Eligible securities are grouped into three size categories, large-cap, mid-cap, and small-cap, with a corresponding target security count of 60, 50, and 40 securities, respectively. For each security, a quality/growth factor score is calculated and the top stocks from each capital segment are retained. The score is derived from variables falling into the following categories:

•	Growth Expectations. Short-term and long-term forward earnings growth estimates published by financial analysts.
•	Realized Growth. Short-term and long-term historical sales growth.
•	Financial Condition. Financial leverage and related balance sheet measures.
•	Valuation and Cash Generation. Price-to-book and free cash flow as a percentage of enterprise value.

Additional variable of the same general character may also be incorporated. Each stock in the large-cap category is exponentially weighted according to its market cap and adjusted proportionally to accommodate the minimum position size mandate. Stocks in the mid-cap and small-cap categories are equal-weighted. The mathematical form and parameters of the exponential weighting function are proprietary to the Advisor. The  index is rebalanced and reconstituted annually.

The Indexperts Large Cap Core Growth Index determines its constituent securities by starting from a universe of large cap stocks priced above $5.00 and below $5,000 per share, excluding business development companies, master limited partnerships, and real estate investment trusts, and satisfy a liquidity requirement measuring 90-day average daily trading volume relative to float adjusted market capitalization, which is intended to identify actively traded securities. From this pool, the index selects the 350 largest companies ranked by market capitalization with each security being evaluated against the following screens:

•	Quality. Profitability measures, including positive net income, positive return on assets in the current year, positive operating cash flow in the current year, and operating cash flow in excess of net income; balance sheet, liquidity, and financing measures, including a year-over-year reduction in the ratio of long-term debt, a year-to-year improvement in the current ratio, and the absence of new share issuance over the trailing year; operating efficiency measures, including year-over-year improvement in gross margin and in asset turnover; and relative price momentum, measured as out performance of a broad large-capitalization value benchmark over the trailing twelve months.

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•	Earnings. Positive revenue growth over the trailing three years; five-year revenue growth, three- to five-year earnings growth, and expected long-term earnings growth each ranking in the top quintile of the universe; below-average earnings variability; and above-average return on invested capital.
•	Consistency. The lowest weighted average of one-, five-, and ten-year downside deviation; a record of positive earnings surprise, and positive price momentum relative to the universe.

Securities with a beta greater than 1.25 are excluded. The variables underlying the screens are then combined into a single proprietary composite growth score for each security. Where market conditions make it impracticable to identify securities satisfying every criterion, the methodology selects the securities satisfying the greatest number of screens. Index constituents are equal-weighted and the index attempts to maximize the portfolio’s overall composite growth score.

The index is rebalanced and reconstituted annually, with a target annual turnover of 15% and a maximum of 30%. Prior to each reconstitution, the Advisor reviews each proposed addition to and deletion from the index and reserves the right to modify the constituents based on that review.

The Advisor will review the portfolio and prevailing market conditions at least monthly, or more frequently based on market events. The Advisor may buy or sell a portfolio security as part of the review, or as reconstitution and rebalancing of the underlying indices, used to inform security selection, occur.

As an actively managed ETF that does not seek to replicate the performance of a specified index, the Fund may have a higher degree of portfolio turnover than funds that seek to replicate the performance of an index.

From time to time the Fund may focus its investments in one or more sectors. As of October 31, 2025, the Fund focused its investments in the Technology and Consumer Discretionary sectors.

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The loss of your money is a principal risk of investing in the Fund. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return, and ability to meet its investment objective.

Common Stock/Equity Security Risk. Common stock holds the lowest priority in a company's capital structure and, therefore, takes the largest share of the company’s risk and its accompanying volatility. Investments in shares of common stock may fluctuate in value in response to many factors, including the activities of the individual issuers whose securities the Fund owns, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject the Fund to potential losses. During temporary or extended markets downturns, the value of common stocks will decline, which could also result in losses for the Fund. The NAV of the Fund will fluctuate based on changes in the value of the equity securities held by the Fund. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political, or market conditions.

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Large Capitalization Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Small and Mid-Cap Securities Risk. The earnings and prospects of small and medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Small and medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

Growth Stock Risk. Growth stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

Financial Institution Failure Risk. The failure of certain financial institutions, namely banks, may increase the possibility of a sustained deterioration of financial market liquidity, or illiquidity at clearing, cash management, and/or custodial financial institutions. The failure of a bank (or banks) with which the Fund and/or its portfolio companies have a commercial relationship could adversely affect, among other things, the Fund and its portfolio companies’ ability to pursue key strategic initiatives, including by affecting the Fund’s ability to borrow from financial institutions on favorable terms. In the event a portfolio company, or potential portfolio company, has a commercial relationship with a bank that has failed or is otherwise distressed, such portfolio company may experience delays or other issues in meeting certain obligations or consummating transactions.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s portfolio securities, the Advisor will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Market Risk. Market risk refers to the possibility that the value of securities held by the Fund may decline due to daily fluctuations in the market. Market prices for securities change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general. The price of a security may even be affected by factors unrelated to the value or condition of its issuer, including changes in interest rates, economic and political conditions, and general market conditions. The Fund’s NAV will also change daily in response to such factors.

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Authorized Participant Risk. Only an authorized participant (“Authorized Participant” or “APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). Authorized Participant concentration risk may be heightened for ETFs that invest in securities or instruments that have lower trading volumes, such as the Fund.

ETF Structure Risks. The Fund is structured as an ETF and as a result is subject to certain risks, including:

o	Not Individually Redeemable. Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.” You may incur brokerage costs purchasing enough Shares to constitute a Creation Unit.
o	Trading Issues. An active trading market for the Fund’s shares may not be developed or maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares. Any absence of an active trading market, in turn, leads to a heightened risk of a difference between the market price of the Fund’s shares and the value of the shares, which would be reflected in a wider bid-ask spread.
o	Cash Transactions. At any time, the Fund may have investments in cash or cash equivalents. When a portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.
o	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers, or other participants that trade the particular security. A bid-ask spread is the difference between the price quoted in the market for an immediate sale (bid) and an immediate purchase (ask) of the ETF’s shares. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV and the bid-ask spread could widen.
▪	In times of market stress, market makers may step away from their role market making in shares of ETFs and in executing trades, which can lead to differences between the market value of Fund shares and the NAV, and the bid-ask spread could widen.

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▪	To the extent APs exit the business or are unable to process creations or redemptions and no other AP can step in to do so, there may be a significantly reduced trading market in the Shares, which can lead to differences between the market value of Shares and the NAV, and the bid-ask spread could widen.

▪	The market price for Shares may deviate from the NAV, particularly during times of market stress, with the result that investors may pay significantly more or receive significantly less for Shares than the NAV, which is reflected in the bid and ask price for Shares or in the closing price.

▪	When all or a portion of an ETF’s underlying securities trade in a market that is closed when the market for Shares is open, there may be changes from the last quote of the closed market and the quote from the Fund’s domestic trading day, which could lead to differences between the market value of Shares and the NAV, and the bid-ask spread could widen.

▪	In stressed market conditions, the market for Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and the NAV, and the bid-ask spread could widen.

Investment Risk. An investment in Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of your Shares at any point in time may be worth less than the value of your original investment.

All investments involve risks, including the risk that the entire amount invested may be lost. No guarantee or representation is made that the Fund’s investment objectives will be achieved.

Any real or perceived adverse economic changes, local, regional or global events such as war, acts of terrorism, disasters, trade disputes, disputes with specific countries that could result in additional tariffs, trade barriers and/or investment restrictions in certain securities of those countries, the spread of infectious illness or other public health issues, recessions, raising of interest rates, or other events, could have a material adverse impact on the Fund or its investments. Any of these conditions can adversely affect the economic prospects of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. Moreover, changes in these and other areas present uncertainty and risk with respect to the Fund’s NAV, performance, financial condition, results of operations, ability to pay distributions, and portfolio liquidity, among other factors.

Economic problems in a single country are increasingly affecting other markets and economies, and a continuation of this trend could adversely affect global economic conditions and world markets.

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Sector Risk. The fund may be susceptible to an increased risk of loss, including losses due to events that adversely affect the fund's investments more than the market as a whole, to the extent that the fund may, from time to time, have greater exposure to the securities of a particular issuer or issuers within the same industry or sector. Such sector-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, legislative or regulatory changes, adverse market conditions and/or increased competition within the sector. In addition, at times, such sector may be out of favor and underperform other sectors or the market as a whole.

o	Technology Companies. Companies in the technology sector are subject to rapid changes in technology product cycles, rapid product obsolescence, government regulation, and increased competition. For example, their products and services may not prove commercially successful or may become obsolete quickly. In addition, delays in or cancellation of the release of anticipated products or services may also affect the price of a technology company’s stock. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing and tight profit margins. The activities of these companies may also be adversely affected by changes in government regulations, worldwide technological developments or investor perception of a company and/or its products or services. The stock prices of companies operating within the technology sector may be subject to abrupt or erratic movements.
o	Consumer Discretionary Companies. Consumer discretionary companies are companies that provide non-essential goods and services, such as retailers, media companies and consumer services. These companies manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to, among other things, overall economic conditions, interest rates and disposable household income and consumer spending. These companies typically face intense competition and are subject to fluctuating consumer confidence and consumer demand. Many of these companies compete aggressively on price, potentially affecting their long-term profitability. Companies within consumer discretionary related industries may have extensive online operations. The online nature of these companies and their involvement in processing, storing and transmitting large amounts of data make these companies particularly vulnerable to cyber security risk. This includes threats to operational software and hardware, as well as theft of personal and transaction records and other customer data. In the event of a cyberattack, these companies could suffer serious adverse reputational and operational consequences, including liability and litigation.

Cybersecurity Risk. With the increased use of technologies such as the internet to conduct business, the Fund, like all companies, may be susceptible to operational, information security, and related risks. As part of its business, the Advisor processes, stores, and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Fund and its service providers are therefore susceptible to cybersecurity risk. Cybersecurity failures or breaches of the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines and penalties, and/or reputational damage. The Fund and its shareholders could be negatively impacted as a result.

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Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

Performance

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the average annual total returns compared to that of a broad-based securities market index and a style-specific index (one reflecting the market segments in which the Fund invests). The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information on the Fund’s results can be obtained by visiting https://indexperts.com/RILA.

Calendar Year Returns

During the periods shown in the bar chart above, the Fund’s highest quarterly return was 18.18% (quarter ended June 30, 2025) and the Fund’s lowest quarterly return was -5.04% (quarter ended March 31, 2025).

Average Annual Total Returns Period Ended December 31, 2025	Past 1 Year	Since Inception[1]
Before taxes	15.59%	15.59%
After taxes on distributions	15.55%	15.55%
After taxes on distributions and sale of shares	9.23%	9.23%
S&P 500 Index (reflects no deductions for fees and expenses)	17.88%	17.88%
S&P 500 Pure Growth Index (reflects no deductions for fees and expenses)	13.75%	13.75%

1 The Fund commenced operations on December 31, 2024.

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation, may differ from those shown, and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or an individual retirement account (IRA).

Management

Investment Advisor. Indexperts, LLC, is the investment advisor to the Fund.

Portfolio Managers. Stephen Thomas, Brandon McPherson and Alex Hill serve as co-portfolio managers of the Fund and are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Messrs. Thomas, McPherson and Hill have served as the Fund’s portfolio managers since its inception in December 2024.

purchase and sale of fund shares

The Fund will issue and redeem Shares at NAV only in large blocks of shares (each block of shares called a “Creation Unit”). Creation Units are issued and redeemed for cash and/or in-kind for securities. Except when aggregated in Creation Units in transactions with APs, the shares are not redeemable securities of the Fund. Individual shares of the Fund may only be bought and sold in the secondary market through a broker or dealer at a market price. Because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at https://indexperts.com/RILA.

Tax Information

Fund distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account (“IRA”). Distributions on investments made through tax deferred arrangements will generally be taxed later upon withdrawal of assets from those accounts.

The Fund typically earns interest from debt securities. These amounts, net of expenses, are passed along to Fund shareholders as “income dividend distributions.” The Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as “capital gain distributions.”

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary, the Fund, and its related companies, may pay the intermediary for the sale of Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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